PROMISSORY NOTE
                                ===============




                                      FROM:
                                      ----


                                DERMISONICS, INC.
                                -----------------



                                       TO:
                                       --


                           NEWPORT CAPITAL CORPORATION
                           ---------------------------


                                DERMISONICS, INC.
                                -----------------
Suite 1000, 789 West Pender Street, Vancouver, British Columbia, Canada, V6C 1H2
                                   ----------

                                 PROMISSORY NOTE
                                 ===============


                             TO THE PROMISSORY NOTE
                             ----------------------
                      BETWEEN THE BORROWER AND THE LENDER
                      -----------------------------------
                        Principal Sum ofU.S. $250,000.00
                        --------------------------------


Principal:  U.S. $250,000.00.       Made at Vancouver, British Columbia, Canada.
            ----------------

Maturing:  APRIL 19, 2011.
           --------------

          THIS  PROMISSORY  NOTE is provided, dated and made effective as of the
          ----------------------
19th  day  of  April,  2007  (the  "Effective  Date").

FROM:
----

          DERMISONICS,  INC., a company incorporated under the laws of the State
          ------------------
          of Nevada, U.S.A., and having an address for notice and delivery and executive offices located at Suite 1000, 789 West Pender Street, Vancouver, British Columbia, Canada, V6C 1H2

          (the "Borrower");
                                                               OF THE FIRST PART
                                                               -----------------

TO:
--

          NEWPORT  CAPITAL  CORPORATION,  a company having an address for notice
          -----------------------------
          and  delivery  located  at  Rennweg  28,  CH-8001, Zurich, Switzerland

          (the  "Lender");
                                                              OF THE SECOND PART
                                                              ------------------

          (the Borrower and the Lender being hereinafter singularly also referred to as a "Party" and collectively referred to as the "Parties" as the context so requires).


          FOR  VALUABLE  CONSIDERATION,  receipt whereof is hereby acknowledged,
          ----------------------------
the undersigned, Borrower, hereby owes and promises to pay to the Lender, or the holder of this promissory note (the "Promissory Note"), in accordance with the terms and conditions referenced herein, the aggregate principal sum of two hundred and fifty thousand dollars (U.S. $250,000.00) in lawful money of the United States (hereinafter referred to as the "Principal Sum") together with simple interest accruing on the Principal Sum and commencing on the above-referenced Effective Date of this Promissory Note at the rate of six percent (6.0%) per annum, and not in advance, both before and after default, maturity and judgment (herein the "Interest"); with any such outstanding Interest to be payable in full to the Lender on repayment of the Principal Sum in the manner as set forth immediately hereinbelow (and with the totality of the within Principal Sum advance by the Lender to the Borrower being the "Loan" hereunder); and with said Principal Sum and corresponding Loan hereby representing the full and complete value and the settlement of any and all indebtedness which was heretofore due and owing by the

Borrower to the Lender under each of the "Underlying Notes" (as hereinafter defined) with the Borrower.

                              Repayment of the Loan
                              ---------------------

          The Principal Sum of this Loan, together with all outstanding Interest accrued thereon as specified hereinabove, is hereby irrevocably and unconditionally due and payable by the Borrower to the order and direction of the Lender in Vancouver, British Columbia, Canada, at or before 5:00 p.m.
(Vancouver, British Columbia, Canada, time) on April 19, 2011 (the "Final Principal Sum Payment Date").

          The Borrower may prepay and redeem any portion of the Principal Sum portion of the Loan, and its then related Interest, in whole or in part at any time prior to the Final Principal Sum Payment Date (the "Right of Redemption") and in the manner as set forth immediately hereinbelow by providing the Lender with no less than five calendar days' prior written notice (the "Redemption Notice") of its Right of Redemption intention to redeem and repay all or any portion of the Principal Sum and any Interest accrued thereon which would be due and owing by the Borrower to the Lender at the end of such five-day period
(collectively, the "Redemption Amount") (such day at the end of such five-day period being the "Redemption Date" and, for clarity, such Redemption Date would be the date to which such Principal Sum and Interest would be calculated and due and payable to the Lender at the close of business, in Vancouver, British Columbia, Canada, on such Redemption Date).

          In order to provide such Redemption Notice the Borrower will be required, at the date of its delivery to the Lender of the Redemption Notice, to provide to the Lender's counsel, or to such other mutually agreeable holder (the "Escrow Holder"), a certified cheque or bank draft representing the entire Redemption Amount and made payable to the Lender in funds of the United States, or funds by way of wire transfer to such designation as may be directed by the Lender in its sole and absolute discretion, in the amount of any such Redemption Amount. Thereupon, and should the proposed Redemption Amount in fact represent all of the Principal Sum and any Interest accrued thereon which would be due and owing by the Borrower to the Lender under this Promissory Note and the Loan Agreement at the Redemption Date, then the Lender will be required to provide to the Escrow Holder, and as soon as reasonably possible after its receipt of the Redemption Notice, all such registerable discharges as may be necessary to relieve the Borrower of any obligation to the Lender under each of this Promissory Note (collectively, the "Discharges"). On the second business day subsequent to the Redemption Date the Escrow Holder, if applicable, shall deliver to the Lender the Redemption Amount and, only if also applicable, to the Borrower the Discharges, and, unless otherwise directed in writing by the Parties prior thereto, to the Parties' respective addresses for notice and delivery as set forth on the front page of this Promissory Note.

                   Background of the Loan and entire agreement
                   -------------------------------------------

          The Parties hereby acknowledge and agree that the subject Principal Sum was assigned by Staples Management Inc. (the "Assignor") to the Lender in accordance with the terms and conditions of a certain "Assignment Of Debt Agreement", dated for reference as of the Effective Date hereof (the "Assignment Agreement"), as entered into among the Assignor, the Lender and the Borrower, and pursuant to which the Assignor therein assigned to the Lender, with the acknowledgement and the consent of the Borrower, 75% of the Assignor's then indebtedness from the Borrower under the terms and conditions of each of those certain "Convertible Promissory Note"s, dated for reference July 14, 2006 and October 3, 2006, respectively (collectively, the "Underlying Notes"), as previously provided by the Borrower to the Assignor.

          The Parties hereby also acknowledge and agree that, in consideration of the within issuance of this Promissory Note by the Borrower to the Lender for the full and complete value and the settlement of each of the underlying loans as assigned to the Lender from the Assignor under the Assignment Agreement and respecting the Underlying Notes, the within Promissory Note, and the Principal Sum Loan and Interest represented hereby, now constitutes the entire agreement to date between the Parties hereto and respecting the within Loan and supersedes every previous agreement, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the Parties with respect to the subject matter of this Promissory Note and including, without limitation, the terms and conditions of each of the Underlying Notes as assigned by the Assignor to the Lender under the Assignment Agreement.

                               General provisions
                               ------------------

          The holder of this Promissory Note may, from time to time, grant written indulgences with respect to certain payment amounts or periods but such indulgences will not in any way affect the undersigned's liability upon this Promissory Note nor will such indulgences vary any other term to which indulgence has not specifically been granted. No indulgence will be enforceable against the holder unless granted in writing.

          The undersigned hereby waives demand, presentment for payment, notice of non-payment and protest.

          If any provision of this Promissory Note is held to be invalid, illegal or unenforceable, then such will not affect or impair the validity, legality or enforceability of the remaining provisions.


          WITNESS  the  hands  of  the authorized representatives of each of the
          -------
undersigned Parties given under seal as of the Effective Date determined hereinabove.

The  COMMON  SEAL  of                              )
DERMISONICS, INC.,                                 )
-----------------
the  Borrower  herein,                             )
was  hereunto  affixed  in  the  presence  of:     )                    (C/S)
                                                   )
                                                   )
---------------------------------------------------)
Authorized  Signatory                              )

The  COMMON  SEAL  of                              )
NEWPORT CAPITAL CORPORATION,                       )
---------------------------
the  Lender  herein,                               )
was  hereunto  affixed  in  the  presence  of:     )                    (C/S)
                                                   )
                                                   )
---------------------------------------------------)
Authorized  Signatory                              )
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